RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California 90071-1503
Attention: Douglas B. Frank, Esq.


--------------SPACE ABOVE THIS LINE FOR RECORDER'S USE ----------

                           AMENDED AND RESTATED LEASE
                                AND DEED OF TRUST

                      THIS DOCUMENT SECURES FUTURE ADVANCES

                            Dated as of June 22, 2000

                                  by and among

                         TELETECH SERVICES CORPORATION,
                             as Lessee and trustor,

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,
                         not in its individual capacity,
                   but solely as Certificate Trustee under the
                   Trust Agreement dated as of March 1, 2000,
                           as Lessor and beneficiary,

                                      and,
                        for purposes of the Deed of Trust
                       (set forth in Article XVI hereof),

                  PUBLIC TRUSTEE OF ARAPAHOE COUNTY, COLORADO,
                            as Deed of Trust Trustee


                          TELETECH 2000 LEASE FINANCING

                                TABLE OF CONTENTS

                                    ARTICLE I
              DEFINITIONS; INTERPRETATION; EFFECTIVENESS........................  2
SECTION 1.1.  Definitions; Interpretation.......................................  2
SECTION 1.2.  Effectiveness.....................................................

                                   ARTICLE II
              LEASE OF LEASED PROPERTY; LEASE TERM..............................  2
SECTION 2.1.  Acceptance and Lease of the Leased Property.......................  2
SECTION 2.2.  Acceptance Procedure..............................................  3
SECTION 2.3.  Term..............................................................  3
SECTION 2.4.  Title.............................................................  3

                                   ARTICLE III
              PAYMENT OF RENT...................................................  4
SECTION 3.1.  Rent..............................................................  4
SECTION 3.2.  Payment of Basic Rent.............................................  4
SECTION 3.3.  Supplemental Rent.................................................  4
SECTION 3.4.  Method of Payment.................................................  5

                                   ARTICLE IV
              QUIET ENJOYMENT; RIGHT TO INSPECT.................................  6
SECTION 4.1.  Non-Interference..................................................  6
SECTION 4.2.  Inspection and Reports............................................  6

                                 ARTICLE V
              NET LEASE, ETC....................................................  7
SECTION 5.1.  Net Lease.........................................................  7
SECTION 5.2.  No Termination or Abatement.......................................  8

                                ARTICLE VI
              ASSIGNMENTS AND SUBLEASES.........................................  9
SECTION 6.1.  No Assignments....................................................  9
SECTION 6.2.  Permitted Subleases............................................... 10

                                ARTICLE VII
              LESSEE ACKNOWLEDGMENTS............................................ 11
SECTION 7.1.  Condition of the Leased Property.................................. 11
SECTION 7.2.  Risk of Loss...................................................... 12
SECTION 7.3.  Certain Duties and Responsibilities of Lessor..................... 12

                               ARTICLE VIII
              POSSESSION AND USE OF THE LEASED PROPERTY, ETC.................... 12
SECTION 8.1.  Utility and Other Charges......................................... 12


                             TABLE OF CONTENTS
                                (continued)

SECTION 8.2.   Possession and Use of the Leased Property........................ 13
SECTION 8.3.   Compliance with Requirements of Law and
               Insurance Requirements........................................... 13

                                   ARTICLE IX
               MAINTENANCE AND REPAIR; REPORTS.................................. 14
SECTION 9.1.   Maintenance and Repair; Reports.................................. 14
SECTION 9.2.   Maintenance and Repair Reports................................... 14

                                    ARTICLE X
               MODIFICATIONS, ETC............................................... 15
SECTION 10.1.  Improvements and Modifications................................... 15
SECTION 10.2.  Title to Modifications........................................... 16
SECTION 10.3.  Other Property................................................... 17

                                   ARTICLE XI
               COVENANTS WITH RESPECT TO LIENS; EASEMENTS....................... 18
SECTION 11.1.  Covenants with Respect to Liens.................................. 18

                                   ARTICLE XII
               PERMITTED CONTESTS............................................... 19
SECTION 12.1.  Permitted Contests in Respect of Applicable Laws................. 19

                                  ARTICLE XIII
               INSURANCE........................................................ 20
SECTION 13.1.  Required Coverages............................................... 20
SECTION 13.2.  Insurance Coverage............................................... 21
SECTION 13.3.  Delivery of Insurance Certificates............................... 23
SECTION 13.4.  Insurance by Lessor, Administrative Agent or
               any Participant.................................................. 23

                                   ARTICLE XIV
               CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS................. 23
SECTION 14.1.  Casualty and Condemnation........................................ 23
SECTION 14.2.  Environmental Matters............................................ 26
SECTION 14.3.  Notice of Environmental Matters.................................. 26

                                   ARTICLE XV
               TERMINATION OF LEASE............................................. 27
SECTION 15.1.  Termination upon Certain Events.................................. 27


                                TABLE OF CONTENTS
                                   (continued)

SECTION 15.2.  Termination Procedures........................................... 28

                                   ARTICLE XVI
               EVENTS OF DEFAULT................................................ 31
SECTION 16.1.  Lease Events of Default.......................................... 31
SECTION 16.2.  Remedies......................................................... 32
SECTION 16.3.  Waiver of Certain Rights......................................... 36
SECTION 16.4.  Power of Sale and Foreclosure.................................... 36
SECTION 16.5.  Assignment of Leases and Rents................................... 38
SECTION 16.6.  Grant of Security Interest....................................... 41
SECTION 16.7.  Limitation of Recourse During the Interim Term................... 41

                                  ARTICLE XVII
               LESSOR'S RIGHT TO CURE........................................... 42
SECTION 17.1.  Lessor's Right to Cure Lessee's Lease Defaults................... 42

                                  ARTICLE XVIII
               PURCHASE PROVISIONS.............................................. 42
SECTION 18.1.  Early and End of Term Purchase Options........................... 42
SECTION 18.2.  Acceleration of Leased Property Purchase......................... 44

                                   ARTICLE XIX
               END OF TERM OPTIONS.............................................. 44
SECTION 19.1.  End of Term Options.............................................. 44
SECTION 19.2.  Election of Options.............................................. 45
SECTION 19.3.  Renewal Options.          ....................................... 45

                                   ARTICLE XX
               SALE OPTION...................................................... 46
SECTION 20.1.  Sale Option Procedures........................................... 46
SECTION 20.2.  Certain Obligations Continue..................................... 50

                                   ARTICLE XXI
               PROCEDURES RELATING TO PURCHASE OR SALE OPTION;
               SUPPLEMENTAL RENT................................................ 50
SECTION 21.1.  Provisions Relating to Conveyance of the Leased
               Property Upon Purchase by Lessee, Sales or
               Certain Other Events............................................. 50



                                TABLE OF CONTENTS
                                   (continued)

                                  ARTICLE XXII
               ACCEPTANCE OF SURRENDER.......................................... 52
SECTION 22.1.  Acceptance of Surrender.......................................... 52

                                  ARTICLE XXIII
               NO MERGER OF TITLE............................................... 52
SECTION 23.1.  No Merger of Title............................................... 52

                                  ARTICLE XXIV
               INTENT OF THE PARTIES............................................ 53
SECTION 24.1.  Nature of Transaction............................................ 53

                                   ARTICLE XXV
               MISCELLANEOUS.................................................... 55
SECTION 25.1.  Survival; Severability; Etc...................................... 55
SECTION 25.2.  Amendments and Modifications..................................... 55
SECTION 25.3.  No Waiver........................................................ 56
SECTION 25.4.  Notices.......................................................... 56
SECTION 25.5.  Successors and Assigns........................................... 56
SECTION 25.6.  Headings and Table of Contents................................... 56
SECTION 25.7.  Counterparts..................................................... 56
SECTION 25.8.  GOVERNING LAW.................................................... 56
SECTION 25.9.  HIGHEST LAWFUL RATE.............................................. 56
SECTION 25.10. Original Lease................................................... 56
SECTION 25.11. Limitations on Recourse.......................................... 57
SECTION 25.12. Notice of Potential Claimants.................................... 57
SECTION 25.13. Construction Loan................................................ 58
SECTION 25.14. Future Advances.................................................. 58

                                    EXHIBITS

EXHIBIT A  -  Legal Description of Land
EXHIBIT B  -  Release Parcel Depiction

Appendix 1 -  Definitions

                                       iv

                                      LEASE


     This Amended and Restated Lease and Deed of Trust (this "LEASE"), dated as of June 22, 2000, by and among STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Certificate Trustee under the Trust Agreement dated as of March 1, 2000, having its principal office at 225 Asylum Street, Hartford, CT 06103, as Lessor and beneficiary, TELETECH SERVICES CORPORATION, a Colorado corporation, having its principal office at 1700 Lincoln Street, Denver, Colorado, as Lessee and as trustor, and, The Public Trustee of Arapahoe County, as trustee, for purposes of the Deed of Trust (set forth in Article XVI hereof), with an address of 2329 West Main Street, Suite 100, Littleton, Colorado 80120.


                              W I T N E S S E T H:


     A. Lessee, Lessor, Guarantor, the Initial Certificate Holder, the Initial Lender and Administrative Agent entered into the Original Operative Documents for the purpose of financing the acquisition of the parcel of land located in Arapahoe County, Colorado more particularly described in Exhibit A to the Original Lease, together with all Appurtenant Rights attached (the "LAND").

     B. Subject to the terms and conditions of the Original Participation Agreement and the other Original Operative Documents, on the First Document Closing Date, among other things, Lessee and Lessor entered into the Original Lease pursuant to which Lessor agreed to lease to Lessee, and Lessee agreed to lease from Lessor, the Leased Property and Initial Certificate Holder and Initial Lender funded the Advance occurring on March 6, 2000, to pay Land Acquisition Costs (including Fees and other Transaction Expenses) accruing on or prior to such date (the "ORIGINAL ADVANCE");

     C. The parties are entering into the Operative Documents in order to amend and restate the Original Operative Documents in their entirety and to provide financing for construction of the Financed Improvements on the Land. Subject to the terms and conditions set forth in the Operative Documents, (i) during the Interim Term, Construction Agent, using Advances funded by the Participants, will construct the Financed Improvements on the Land on behalf of Lessor; and (ii) pursuant to this Lease, Lessor will lease the resulting Leased Property to Lessee, and Lessee will lease the Leased Property from Lessor.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                   DEFINITIONS; INTERPRETATION; EFFECTIVENESS

     SECTION 1.1. DEFINITIONS; INTERPRETATION. For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in APPENDIX 1 attached hereto; and the rules of interpretation set forth in Appendix 1 attached hereto shall apply to this Lease. Except as specifically provided for in SECTION 16.7 hereof, all obligations imposed on "Lessee" in this Lease shall be the full recourse liability of Lessee. For purposes hereof, the term "Participation Agreement" shall mean that certain Participation Agreement dated as of even date herewith, among Teletech Services Corporation, as Lessee; Teletech Holdings, Inc., as Guarantor; State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as expressly stated therein, but solely as Lessor; First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Administrative Agent; the financial institutions named on Schedule I thereto, as Certificate Holders; and the financial institutions named on Schedule II thereto, as Lenders.

     SECTION 1.2. EFFECTIVENESS. This Lease shall be effective on the Second Document Closing Date, and upon such effective date, this Lease shall amend and completely restate and supersede the Original Lease.


                                   ARTICLE II
                      LEASE OF LEASED PROPERTY; LEASE TERM

     SECTION 2.1. ACCEPTANCE AND LEASE OF THE LEASED PROPERTY. Lessor, subject to the satisfaction or waiver of the conditions set forth in Article VI of the Participation Agreement, hereby agrees to provide for the construction of the Financed Improvements on the Land pursuant to the terms of the Participation Agreement and the

Construction Agency Agreement and to lease all of Lessor's interest in the Leased Property to Lessee hereunder. Lessee hereby agrees, expressly for the direct benefit of Lessor, to lease the Leased Property from Lessor for the Term.

     SECTION 2.2. ACCEPTANCE PROCEDURE. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery of the Leased Property, including without limitation the Financed Improvements. Lessee hereby agrees that acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee of this Lease shall, without further act, constitute the irrevocable acceptance by Lessee of the Leased Property for all purposes of this Lease and the other Operative Documents on and subject to the terms set forth herein and therein and Lessee's agreement to lease the Leased Property during the Term subject to the terms of this Lease and the other Operative Documents.

     SECTION 2.3. TERM. Unless earlier terminated in accordance herewith and with the other Operative Documents, the term of this Lease shall consist of (i) an interim period (the "INTERIM TERM") commencing on and including the Second Document Closing Date and ending on but not including the Base Term Commencement Date and (ii) a base term (the "BASE TERM") commencing on and including the Base Term Commencement Date and ending on but not including the fourth anniversary of the First Document Closing Date, and, if exercised pursuant to ARTICLE XIX hereof, each Lease Renewal Term (the Base Term and the Lease Renewal Terms, if any, being collectively referred to as, the "TERM").

     SECTION 2.4. TITLE. The Leased Property is leased to Lessee without any representation or warranty, express or implied, by Lessor, Administrative Agent, Arranger or any Participant and subject to the rights of parties in possession, the existing state of title with respect thereto (including, without limitation, all Liens other than Lessor Liens) and all applicable Requirements of Law and any violations thereof. Lessee shall in no event have any recourse against Lessor for any defect in or exception to title to the Leased Property other than any defect or exception resulting from Lessor Liens.

                                   ARTICLE III
                                 PAYMENT OF RENT

     SECTION 3.1. RENT.

          (a) During the Lease Term, Lessee shall pay Basic Rent on each Scheduled Payment Date, on the date required under SECTION 20.1(j) in connection with Lessee's exercise of the Sale Option and on any date on which this Lease shall terminate with respect to the Leased Property; PROVIDED, HOWEVER, that during the Interim Term and (except as provided for at Section 4.3(a) of the Participation Agreement with respect to Original Period Rent), Basic Rent shall be payable from the proceeds of Advances pursuant to and subject to the terms and conditions of Article III of the Participation Agreement and to the extent described in the Approved Budget.

          (b) Basic Rent shall be due and payable in lawful money of the United States of America and shall be paid by wire transfer of immediately available funds on the due date therefor.

          (c) Lessee's inability or failure to take possession of all or any portion of the Leased Property when delivered by Lessor, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, shall not delay or otherwise affect Lessee's obligation to pay Rent in accordance with and subject to the terms of this Lease, including the provisions for early termination hereof.

     SECTION 3.2. PAYMENT OF BASIC RENT. Basic Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     SECTION 3.3. SUPPLEMENTAL RENT. Lessee shall pay to Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent; PROVIDED, HOWEVER, that except as provided for at Section 4.3(a) of the Participation Agreement, Supplemental Rent allocated to Construction Costs payable prior to Base Term Commencement Date shall be payable with Advances pursuant to and subject to the terms and conditions of Article III of the Participation Agreement and to the extent described in the Approved Budget. Lessee hereby reaffirms that its obligation to pay Supplemental Rent shall include the payment of any and all Contingent Rent. Lessee shall pay to Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent payable to Lessor or any Indemnitee not paid when due or demanded pursuant to and in accordance with the terms hereof and the other Operative Documents by Lessor or any Indemnitee for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     SECTION 3.4. METHOD OF PAYMENT. Each payment of Rent shall be made by Lessee to Administrative Agent prior to 10:00 A.M., Utah time, to the account at Administrative Agent designated on Schedule III to the Participation Agreement (or in the case of Excepted Payments directly to the Person entitled thereto) in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day unless the result of such extension would be to carry into another calendar month, in which case such payment shall be made on the immediately preceding Business Day. Payments received after 10:00 A.M., Utah time, on the date due shall for the purpose of
SECTION 16.1 hereof be deemed received on such day; PROVIDED, HOWEVER, that for the purposes of the third sentence of SECTION 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and subject to interest at the Overdue Rate as provided in such SECTION 3.3.

                                   ARTICLE IV
                        QUIET ENJOYMENT; RIGHT TO INSPECT

     SECTION 4.1. NON-INTERFERENCE. Subject to Lessor's cure rights, as provided for in SECTION 17.1, Lessor covenants that it will not interfere with Lessee's use or possession of the Leased Property during the Term, so long as no Event of Default has occurred and is continuing, it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of and shall not affect Lessee's obligations hereunder and under the other Operative Documents or Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease. The foregoing covenant shall not require Lessor to take any action contrary to, or which would permit Lessee to use the Leased Property for a use not permitted under, the provisions of this Lease.

     SECTION 4.2. INSPECTION AND REPORTS.

          (a) Upon five (5) Business Days prior notice to Lessee, Lessor or its authorized representatives (the "INSPECTING PARTIES") may inspect (a) the Leased Property and (b) the books and records of Lessee relating to the Leased Property and (subject to appropriate confidentiality arrangements) make copies and abstracts therefrom. All such inspections shall be during Lessee's normal business hours (unless an Event of Default has occurred and is existing), shall be subject to Lessee's customary safety and security provisions and shall be at the expense and risk of the Inspecting Parties, except that if an Event of Default or a Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and, except for the Inspecting Party's gross negligence or willful misconduct, such inspection shall be at Lessee's risk, and none of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry. No inspection shall unreasonably interfere with Lessee's operations. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry.

          (b) To the extent permissible under Applicable Laws, Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor within a reasonable time prior to the date for filing and Lessor shall file, at Lessee's sole cost and expense, any reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Governmental Authority.

                                    ARTICLE V
                                 NET LEASE, ETC.

     SECTION 5.1. NET LEASE. This Lease shall constitute a net lease and Lessee's obligations to pay all Rent shall be absolute and unconditional under any and all circumstances. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected, to the extent permitted by Applicable Laws, by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Requirements of Law, including any inability to occupy or use the Leased Property by reason of such non-compliance;
(ii) any damage to, removal, abandonment, salvage, loss, contamination of, or Release from, demolition, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including as a result of the exercise of remedies following and during the occurrence of an Event of Default; (iv) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased Property; (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Administrative Agent or any Participant; (vi) to the fullest extent permitted by law, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Guarantor, Lessor, Administrative Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Administrative Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that Lessee has or might have against any Person, including Lessor, Administrative Agent, any Participant, any contractor, vendor, architect, designer, manufacturer, or contractor of or for the Leased Property; (viii) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) any impossibility or illegality of performance by Lessee, Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority;
(xii) any restriction, prevention or curtailment of or interference with the Construction on or any use of the Leased Property or any part thereof; (xiii) any failure of Lessee to achieve any accounting or tax benefits or the characterization of the transaction intended by the parties as set forth at
Section 24.1 hereof and Section 5.1 of the Participation Agreement; or (xiv) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. Lessee's agreement in the preceding sentence shall not affect any claim, action or right Lessee may have against any Person. The parties to the Operative Documents intend that the obligations of Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of Lessor hereunder or under any other Operative Documents and the obligations of Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

     SECTION 5.2. NO TERMINATION OR ABATEMENT. Lessee shall remain obligated under this Lease in accordance with its terms and the terms of the other Operative Documents and shall not take any action to terminate (except as expressly permitted herein), rescind or avoid this Lease to the fullest extent permitted by Applicable Laws, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, Administrative Agent or any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor, Administrative Agent or any Participant or by any court with respect to Lessor, Administrative Agent or any Participant. Lessee hereby waives, to the extent permitted by Applicable Laws, all right to terminate or surrender this Lease (except as provided herein) or to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and the terms of the other Operative Documents and Lessee hereby waives, to the extent permitted by Applicable Laws, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this

Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                   ARTICLE VI
                            ASSIGNMENTS AND SUBLEASES

     SECTION 6.1. NO ASSIGNMENTS. Except for subleases permitted by this ARTICLE VI, Lessee shall not have the right to assign, mortgage or pledge to any Person, including an Affiliate of Lessee or Guarantor, at any time, in whole or in part, any of its right, title or interest in, to or under this Lease, any portion of the Leased Property, in any case without the prior written consent of the Required Participants, and any such assignment, mortgage or pledge shall be void. Notwithstanding the foregoing, Lessee may, without the consent of Administrative Agent on behalf of the Participants and so long as no Event of Default exists, enter into an assignment or sublease of all or any portion of its rights and obligations under this Lease relating to the Leased Property with a wholly owned subsidiary of the Guarantor. With respect to any assignment or sublease permitted under this ARTICLE VI, Lessee shall not assign or sublease any portion of the Leased Property or assign any interest with respect to this Lease to, or permit any such assignment or sublease by, any Person who shall then be engaged in any proceedings for relief under any bankruptcy or insolvency law or laws relating to the relief of debtors.

     No assignment or sublease permitted hereunder will (a) discharge or diminish any of Lessee's or Guarantor's obligations under any Operative Document, including Lessee's obligations under this Lease, or to any other Person under any other Operative Document, and Lessee shall remain directly and primarily liable under the Lease with respect to all of the Leased Property or
(b) extend beyond the last day of the Term. Each assignment or sublease permitted hereby shall be made and shall expressly provide that it is subject and subordinate to this Lease and the rights of Lessor hereunder, and shall expressly provide for the surrender of the Leased Property subleased by the applicable sublessee at the election of Lessor after the occurrence and continuance of an Event of Default. The effectiveness of an assignment hereunder shall be conditioned upon the receipt by Administrative Agent of a writing executed by Lessee, the assignee and Guarantor reaffirming that Lessee and Guarantor shall remain primarily liable hereunder and with respect to Guarantor, under the

Guarantees, notwithstanding such assignment or sublease and confirming that, notwithstanding any assignment of this Lease by the Lessee, the Lessee will serve as the representative of each assignee with the authority, on behalf of each assignee, to bind each assignee with respect to the Operative Documents or any amendment, modification or waiver thereunder and shall have the power and authority to receive and give all notifications, consents, payments and deliveries under this Lease and the other Operative Documents.

     Lessee shall give Lessor prompt written notice of any assignment or sublease permitted under this ARTICLE VI, and Lessee shall, within thirty (30) days after execution of any assignment or sublease, deliver to the Administrative Agent a fully executed copy of such assignment or sublease.

     SECTION 6.2. PERMITTED SUBLEASES. In addition to the rights set forth in
SECTION 6.1, following the Base Term Commencement Date, Lessee may enter into one or more subleases of not more than twenty-five percent (25%) in the aggregate of the net rentable square feet of the Financed Improvements (together with the nonexclusive use of any related or necessary portion of the Land as shall be necessary for access and parking). With respect to any sublease permitted under this ARTICLE VI, Lessee shall not sublease any portion of the Leased Property to, or permit the sublease of any portion of the Leased Property to, or permit the sublease of any portion of the Leased Property by, any Person who shall then be engaged in any proceedings for relief under any bankruptcy or insolvency law or laws relating to the relief of debtors.

     No sublease hereunder will discharge or diminish any of Lessee's or Guarantor's obligations hereunder, the Guarantees or under any other Operative Document, and Lessee shall remain directly and primarily liable under the Lease with respect to the entire Leased Property. Each sublease permitted hereby shall be made and shall expressly provide that it is subject and subordinate to this Lease and the rights of Lessor hereunder and the Participants under the Operative Documents, and shall expressly provide for the surrender of the space subleased by the applicable sublessee at the election of Lessor after an Event of Default.

     Lessee shall give Lessor prompt written notice of any sublease permitted under this ARTICLE VI, and Lessee shall, within fifteen

(15) days after execution of any sublease, deliver to Administrative Agent a fully executed copy of such sublease.


                                   ARTICLE VII
                             LESSEE ACKNOWLEDGMENTS

     SECTION 7.1. CONDITION OF THE LEASED PROPERTY. LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTY INCLUDING THE FINANCED IMPROVEMENTS, CONSTRUCTION AGENT IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE FINANCED IMPROVEMENTS AND FOLLOWING THE BASE TERM COMMENCEMENT DATE, LESSEE IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE LEASE FOR ANY ALTERATIONS OR MODIFICATIONS AND ALL ACTIVITIES CONDUCTED IN CONNECTION THEREWITH. LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE LEASED PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR, ADMINISTRATIVE AGENT OR ANY OF THE PARTICIPANTS AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF,
(C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLA TIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. NONE OF LESSOR, ADMINISTRATIVE AGENT OR ANY OF THE PARTICIPANTS HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF) AND NONE OF LESSOR, AGENT OR ANY OF THE PARTICIPANTS SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW. Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, Administrative Agent and the Participants, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this SECTION 7.1 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, the Administrative Agent or the Participants, express or implied, with respect to the Leased Property (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

     SECTION 7.2. RISK OF LOSS. Subject to the limitations set forth in SECTION 14.1(e), the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

     SECTION 7.3. CERTAIN DUTIES AND RESPONSIBILITIES OF LESSOR. Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Leased Property or any other part of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.


                                  ARTICLE VIII
                 POSSESSION AND USE OF THE LEASED PROPERTY, ETC.

     SECTION 8.1. UTILITY AND OTHER CHARGES. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Leased Property during the Term; PROVIDED, HOWEVER, prior to the Base Term Commencement Date such amounts shall be paid with Advances to the extent provided for in the Approved Budget. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Leased Property for a billing period during which this Lease expires or terminates (except when Lessee purchases the Leased Property in accordance with the terms of this Lease, in which case Lessee shall be solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessee and any purchaser of the Leased Property, and each party shall pay or reimburse the other for each party's pro rata share thereof; PROVIDED, that in no event shall Lessor have any liability therefor.

     SECTION 8.2. POSSESSION AND USE OF THE LEASED PROPERTY. Lessee may take possession of and occupy the Leased Property beginning with the Base Term Commencement Date and for the remainder of the Term unless Lessee's right to possession is earlier terminated pursuant to the terms of this Lease or the Construction Agency Agreement. The Leased Property shall be used only as a first class commercial office building. Lessee shall not use the Leased Property or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Value, utility, remaining useful life or residual value of the Leased Property. At all times during the Term, the Leased Property shall be continuously leased by Lessee or a permitted sublessee, to the extent permitted herein, in the ordinary course of its business and only for a Permitted Use. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Leased Property as contemplated by this Lease and the other Operative Documents. Lessee shall not commit or permit any waste of the Leased Property or any part thereof. During the Term, Lessee assumes and agrees to perform on behalf of Lessor all of Lessor's obligations as owner of the Leased Property and to pay all fees, assessments, Impositions and other amounts payable by Lessor as such owner during the Term and which relate to or arise in connection with the purchase, disposition, ownership or use of the Leased Property.

     SECTION 8.3. COMPLIANCE WITH REQUIREMENTS OF LAW AND INSURANCE REQUIREMENTS. Subject to the terms of ARTICLE XII relating to permitted contests, Lessee, at its sole cost and expense, shall comply in all material respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements relating to the Leased Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes or interfere with the use and enjoyment of the Leased Property, and procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Leased Property.

                                   ARTICLE IX
                         MAINTENANCE AND REPAIR; REPORTS

     SECTION 9.1. MAINTENANCE AND REPAIR; REPORTS. In addition to Lessee's obligations as Construction Agent under the Construction Agency Agreement, on and after the Base Term Commencement Date, Lessee, at its own expense, shall at all times (a) maintain the Leased Property in good operating condition, subject to ordinary wear and tear, and in any event at least as good as the condition of similar properties owned or leased by Lessee, Guarantor and their Affiliates and in good repair and condition; (b) maintain the Leased Property in accordance with all Applicable Laws in all material respects, whether or not such maintenance requires modifications or alterations; (c) comply with the Insurance Requirements which are in effect at any time with respect to the Leased Property or any part thereof; (d) use the Leased Property only in accordance with ARTICLE VIII and cause the Leased Property to have at all times the capacity and functional ability to be used, on a continuing basis and in commercial operation, in accordance with ARTICLE VIII except during any period for which any Casualty or Condemnation prevents such use; (e) make all necessary or appropriate repairs, replacements and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding CLAUSES (a) through (d), whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, and including, repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property; and (f) procure, maintain and comply in all material respects with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, development, maintenance and operation of the Leased Property. Lessee waives any right that it may now have or hereafter acquire to
(x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (y) make repairs at the expense of Lessor pursuant to any Applicable Laws or other agreements.

     SECTION 9.2. MAINTENANCE AND REPAIR REPORTS. During the Term, Lessee shall keep maintenance and repair reports in sufficient detail, on the same basis as records are kept for similar properties owned or leased by Lessee or any of its Affiliates, to indicate the nature and date of any material maintenance work, repair or any Modifications pursuant to SECTION 10.1 hereof. Such reports shall be kept on file by Lessee at its offices during the Term, and shall be made available at Lessee's office to Lessor upon reasonable request. Lessee shall give written notice to Lessor of any Condemnation or Casualty promptly after Lessee has knowledge thereof.


                                    ARTICLE X
                               MODIFICATIONS, ETC.

     SECTION 10.1. IMPROVEMENTS AND MODIFICATIONS.

          (a) On and after the Second Document Closing Date but subject to the final sentence of this paragraph (i) Lessee, at Lessee's own cost and expense, shall make alterations, renovations, improvements and additions to the Leased Property or any part thereof and substitutions and replacements therefor (collectively, "MODIFICATIONS") which are (A) necessary to repair or maintain the Leased Property in the condition required by SECTION 9.1; (B) necessary in order for the Leased Property to be in compliance with Applicable Laws; or (C) necessary or advisable to restore the Leased Property to its condition existing prior to a Casualty or Condemnation to the extent required pursuant to ARTICLE XIV; and (ii) so long as no Lease Event of Default or Lease Default has occurred and is continuing, Lessee, at Lessee's own cost and expense, may, following the Base Term Commencement Date, undertake Modifications to the Leased Property so long as such Modifications comply with Applicable Laws and with SECTION 9.1 and subsection (b) of this SECTION 10.1. Prior to the Base Term Commencement Date, all Modifications (other than the Financed Improvements being built pursuant to the Approved Plans and Specifications and in compliance with the Construction Agency Agreement, and any modification permitted pursuant to and in accordance with Section 3.2 of the Construction Agency Agreement) shall be subject to the terms, conditions and restrictions set forth in Section 3.2 of the Construction Agency Agreement.

          (b) The making of any Modifications must be in compliance with the following requirements:

               (i) No such Modifications with a cost exceeding $500,000 shall be made or undertaken except upon not less than thirty (30) days' prior written notice to Lessor.

               (ii) Lessee shall not make any Modifications in violation of the terms of any restriction, easement, condition, covenant or other similar matter affecting title to or binding on the Leased Property.

               (iii) No Modifications shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all required permits and authorizations relating to such Modifications of all municipal and other Governmental Authorities having jurisdiction over the Leased Property. Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

               (iv) The Modifications shall be completed in a good and workmanlike manner and in compliance with all Applicable Laws then in effect and the standards imposed by any insurance policies required to be maintained hereunder.

               (v) All Modifications shall, when completed, be of such a character as to not materially adversely affect the Fair Market Value, utility or residual value of the Leased Property from their Fair Market Value, utility or residual value immediately prior to the making thereof or, in the case of Modifications being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation.

               (vi) Lessee shall have made adequate arrangements for payment of the cost of all Modifications when due so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Leased Property, other than Permitted Liens.

               (vii) All Modifications must be located solely on the Land.

     SECTION 10.2. TITLE TO MODIFICATIONS. Title to the following described Modifications shall, without further act, vest in Lessor and shall be deemed to constitute a part of the Leased Property and be subject to this Lease:

          (a)  each of the Financed Improvements;

          (b) Modifications that are in replacement of or in substitution for a portion of any Financed Improvements;

          (c) Modifications that are required to be made pursuant to the terms of SECTION 10.1(a)(i) hereof; or

          (d)  Modifications that are Nonseverable.

     Except for Construction of the Financed Improvements as provided for in the Construction Agency Agreement, Lessee shall not make or permit any Modifications prior to the Base Term Commencement Date.

     Lessee, at Lessor's request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Modifications to Lessor, and Lessor shall acknowledge therein that the same are subject to this Lease.

     If any Modifications are not within any of the categories set forth in CLAUSES (a) through (d) of this SECTION 10.2, then title to such Modifications shall vest in Lessee and such Modifications shall not be deemed to be Modifications which are part of the Leased Property.

     All Modifications to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Laws and no Event of Default is continuing, be removed by Lessee. Lessee shall notify Lessor in writing at least thirty (30) days before it removes any such Modifications which, individually or in the aggregate, had an original cost exceeding $500,000, and Lessee shall at its expense repair any damage to the Leased Property caused by the removal of such Modifications. Lessor (or the purchaser of the Leased Property) may purchase from Lessee any such Modifications (if not already owned by Lessor) that Lessee intends to remove from the Leased Property prior to the return of the Leased Property to Lessor or sale of the Leased Property, which purchase shall be at the Fair Market Value of such Modifications as determined by the Appraiser at the time of such purchase. Title to any such Modifications shall vest in Lessor (or the purchaser of the applicable Leased Property) if not removed from the Leased Property by Lessee prior to the return of the Leased Property to Lessor or sale of the Leased Property.

     SECTION 10.3. OTHER PROPERTY. Following the Base Term Commencement Date, Lessee may from time to time own or hold under lease from Persons other than Lessor, furniture, trade fixtures, equipment and other tangible personal property located on or about the Leased Property that is not subject to this Lease and does not constitute a portion of the Financed Improvements. Lessor shall from time to time during the Term, upon the reasonable request, and at the sole cost and expense of Lessee, which request shall be accompanied by such supporting information and documents as Lessor may reasonably require, acknowledge in writing to Lessee or other Persons that the particular items of furniture, trade fixtures and equipment in question are not part of the Leased Property and that, subject to the rights of Lessor hereunder and under any other Operative Documents, Lessor does not own or have any other right or interest in or to such furniture, trade fixtures and equipment.


                                   ARTICLE XI
                   COVENANTS WITH RESPECT TO LIENS; EASEMENTS

     SECTION 11.1. Covenants with Respect to Liens.

          (a) Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to any portion of the Leased Property, Lessor's title thereto, or any interest therein and Lessee shall protest any such Lien and diligently pursue the defense thereof. Lessee, at its own expense, shall promptly pay, satisfy and otherwise take such actions as may be necessary to keep the Leased Property free and clear of, and duly to discharge, eliminate or bond in a manner reasonably satisfactory to Lessor and Administrative Agent, any such Lien (other than Permitted Liens) not accepted above if the same shall arise at any time.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF LESSOR, THE AGENTS OR ANY OF THE PARTICIPANTS IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE LEASED PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, ADMINISTRATIVE AGENT OR ANY PARTICIPANT IN AND TO THE LEASED PROPERTY.

                                   ARTICLE XII
                               PERMITTED CONTESTS

     SECTION 12.1. PERMITTED CONTESTS IN RESPECT OF APPLICABLE LAWS. Following the Base Term Commencement Date, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Laws relating to Leased Property or the obligation to comply therewith shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee or (b) compliance with such Applicable Laws shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Laws but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of Lessor, acting at the direction of the Required Participants, involve (A) any risk of criminal liability being imposed on Lessor, Administrative Agent, any Participant or the Leased Property or (B) any material risk of (1) until after an adverse determination therein, the foreclosure, forfeiture or loss of the Leased Property, or any material part thereof, or (2) the nonpayment of Rent or
(3) any sale of, or, until after an adverse determination therein, the creation of any Lien (other than a Permitted Lien) on, any part of the Leased Property,
(4) civil liability being imposed on Lessor, Administrative Agent, any Participant or the Leased Property for which Lessee is not obligated to indemnify such parties under the Operative Documents, or (5) enjoinment of, or interference with, the use, possession or disposition of the Leased Property in any material respect in accordance with the other Operative Documents.

     Lessor shall not be required to join in any proceedings pursuant to this
SECTION 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of Lessor or it is customary in the applicable jurisdiction for the title holder to join in such proceedings; and in that event Lessor shall join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) Lessee has not elected the Sale Option and (ii) Lessee agrees in writing to and pays all related expenses and agrees in writing to indemnify Lessor, the Administrative Agent and the Participants in form and substance reasonably satisfactory to each of the respective Indemnitees.

                                  ARTICLE XIII
                                    INSURANCE

     SECTION 13.1. REQUIRED COVERAGES. During the Term, Lessee shall provide or cause to be provided insurance with respect to the Leased Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations, and carry such other insurance as is usually carried by such corporations; PROVIDED, that in any event Lessee shall maintain or cause to be maintained at all times:

          (a) COMPREHENSIVE GENERAL LIABILITY INSURANCE. Combined single limit insurance against claims for third-party bodily injury, including death and third-party property damage occurring on, in or about the Leased Property (including adjoining streets and sidewalks) in an amount at least equal to $1,000,000 per occurrence and $2,000,000 in the aggregate and a minimum of $10,000,000 per occurrence and in the aggregate excess of such coverage. Such coverage may be subject to deductibles up to an amount that is customarily carried by a company of similar size and engaged in business similar to Lessee and shall be otherwise reasonably acceptable to the Required Participants. The coverage required by this paragraph (a) may be provided in a combination of umbrella and excess liability policies.

          (b) PROPERTY INSURANCE. Insurance against loss or damage covering the Leased Property or any portion thereof by reason of any Peril (as defined below) in an amount (subject to such deductibles in such minimum amounts as is carried by corporations owning and/or operating similar properties) otherwise reasonably acceptable to the Required Participants; PROVIDED, that at no time shall the amount of such coverage be less than the replacement cost of any Improvements, including any costs that may be required to cause the Leased Property to be reconstructed to comply with all Applicable Laws including any costs that may be required to cause the Leased Property to be reconstructed to comply with all Applicable Laws and, during the Interim Term, in amounts sufficient to fund all Interest, Yield and Fees accruing on or with respect to the Notes and the Certificates or otherwise payable to any Participant during any period while the Leased Property is being reconstructed or repaired. The term "PERIL" shall mean, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all risk endorsement" then in use in the State of Colorado.

          (c) CONDEMNATION AND EMINENT DOMAIN INSURANCE. Insurance against Condemnation with respect to all or any portion of the Leased Property with a maximum liability amount not less than $21,000,000. Such insurance policy shall not be subject to any deductibles and shall otherwise be in form and substance reasonably satisfactory to the Required Participants.

          (d) WORKERS' COMPENSATION. During the Interim Term, Lessee shall cause Construction Agent to, and following the Base Term Commencement Date Lessee shall, in the construction of any Modifications and the operation of the Leased Property, comply with the applicable Workers' Compensation laws and protect Lessor, the Agents and the Participants against any liability under such laws.

          (e) BUILDERS' RISK INSURANCE. During the Interim Term, Lessee shall cause Construction Agent to, and following the Base Term Commencement Date Lessee shall, during the construction of any Modifications, maintain, for the benefit of Lessor, all-risk Builders' Risk Insurance in an amount equal to the greater of the replacement value of the Financed Improvements or such Modifications, as applicable, and the aggregate cost for the construction of same, including costs that may be required to cause the Leased Property to be reconstructed to comply with all Applicable Laws and in amounts sufficient to fund all Interest, Yield and Fees accruing on the Notes and the Certificates or otherwise payable to any Participant, during the Interim Term, or during any period while the Leased Property is being reconstructed or repaired.

          (f) OTHER INSURANCE. Such other insurance, in each case as is generally carried by Guarantor or its Affiliates for similar properties owned or leased by any of them or by other owners of similar properties, in such amounts and against such risks as are then customary for properties similar in use and flood insurance to the extent required by Applicable Laws, including banking regulations applicable to such Participant.

     SECTION 13.2. INSURANCE COVERAGE.

          (a)  GENERAL REQUIREMENTS. The insurance coverage required in SECTION
13.1 shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of "A" (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "X" (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Required Participants. In the case of liability insurance maintained by Lessee, such insurance shall name Lessor (both in its individual capacity and as trustee), Administrative Agent and each of the Participants, as additional insureds and, in the case of property insurance maintained by Lessee, such insurance shall name Administrative Agent as mortgagee and sole loss payee. Each policy referred to in SECTION 13.1 shall provide that: (i) it will not be canceled, materially modified or its limits reduced, or allowed to lapse without renewal, except after not less than fifteen (15) days' prior written notice to Lessor and Administrative Agent; (ii) the interests of Lessor, Administrative Agent and any Participant shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any other Person having an interest in the Leased Property; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor, Administrative Agent or any Participant; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor; and (v) such policy shall contain a cross-liability clause providing for coverage of Lessor, Administrative Agent and each Participant, as if separate policies had been issued to each of them. Lessee shall notify Lessor and Administrative Agent promptly of any policy cancellation, reduction in policy limits, or material modification or amendment.

          (b) INTERIM TERM REQUIREMENTS. During the Interim Term, the insurance coverage required in SECTION 13.1 shall be satisfied to the extent such coverage is maintained by the General Contractor or Construction Agent and otherwise complies with the requirements of SECTION 13.2(a). The premium for any insurance maintained by Construction Agent during the Interim Term required pursuant to
SECTION 13.1(a) may be paid for with Advances, subject to the terms and conditions set forth in the Participation Agreement and to the extent amounts are set aside for such purpose in the Approved Construction Budget. During the Interim Term and notwithstanding the provisions of SECTION 13.1(a), no deductibles or self-insurance amounts shall be maintained or permitted with respect to such required coverage, except deductibles in amounts reasonably acceptable to Administrative Agent and for which amounts are separately reserved in the Approved Construction Budget.

     SECTION 13.3. DELIVERY OF INSURANCE CERTIFICATES. On or before the Initial Advance Date, Lessee shall deliver to Administrative Agent certificates of insurance satisfactory to Administrative Agent and the Participants evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, at the time each of Lessee's insurance policies is renewed (but in no event less frequently than once each year) or upon written request by Lessor or Administrative Agent following a Lease Event of Default, Lessee shall deliver to Administrative Agent certificates of insurance evidencing that all insurance required by SECTIONS 13.1 and 13.2 to be maintained by Lessee is in effect.

     SECTION 13.4. INSURANCE BY LESSOR, ADMINISTRATIVE AGENT OR ANY PARTICIPANT. Each of Lessor, Administrative Agent or any Participant may at its own expense carry insurance with respect to its interest in the Leased Property, and any insurance payments received from policies maintained by Lessor, Administrative Agent or any Participant shall be retained by Lessor, Administrative Agent or such Participant, as the case may be, without reducing or otherwise affecting Lessee's obligations hereunder.


                                   ARTICLE XIV
                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

     SECTION 14.1. CASUALTY AND CONDEMNATION.

          (a) If all or a portion of the Leased Property is damaged or destroyed in whole or in part by a Casualty (other than a Significant Casualty, which shall be governed by SECTION 15.1) any insurance proceeds payable with respect to such Casualty, shall be paid directly to Lessor, or if received by Administrative Agent or Lenders, shall be paid over to Lessor, and shall in each case be advanced to Lessee to be used solely for the reconstruction, refurbishment and repair of Leased Property, and if the use, access, occupancy, easement rights or title to the Leased Property or any part thereof is the subject of a Condemnation (other than a Significant Condemnation), then any award or compensation relating thereto, shall be paid to Lessor and shall be used solely for the restoration of the Leased Property such insurance proceeds or condemnation awards and any amounts in the case of either a Casualty or Condemnation will be applied in the manner provided for in Section 5.3(i) of the Participation Agreement. Any insurance proceeds or condemnation award payable with respect to a Casualty or Condemnation occurring prior to the Base Term Commencement Date or aggregating more than $5,000,000 shall be held in trust by Administrative Agent in a segregated account for reimbursement to Lessee from time to time during the course of Lessee's restoration of the Leased Property and compliance with the provisions of SECTION 9.1 and with respect to a Casualty or Condemnation occurring prior to the Base Term Commencement Date to fund the payment of interest and Yield accruing on the Notes and Certificates and the payment of Fees accruing during such period. Any such amounts held by Administrative Agent shall be invested by Administrative Agent at the direction of Lessor from time to time, with all interest and earnings on such investments being applied promptly upon receipt thereof by Administrative Agent from time to time to reduce the then outstanding amount of the Lease Balance in accordance with the provisions of Section 5.3(i) of the Participation Agreement. All amounts held by Administrative Agent, Lessor or any of the Participants on account of any award, compensation or insurance proceeds paid directly to or otherwise received by Lessor, Administrative Agent or any of the Participants shall promptly be remitted to Lessee (or if the immediately preceding sentence is applicable, Administrative Agent) to be applied in accordance with this SECTION 14.1. Notwithstanding the foregoing, if any Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to Administrative Agent or, if received by Lessee, shall be held in trust for the Participants and shall be paid over by Lessee to Administrative Agent to be distributed by Administrative Agent in accordance with the Participation Agreement. All amounts held by Lessor or Administrative Agent on account of any award, compensation or insurance proceeds either paid directly to Lessor or Administrative Agent or turned over to Lessor or Administrative Agent, in each case after the occurrence and during the continuance of a Lease Event of Default shall at the option of Lessor (at the direction of the Required Participants) either be (A) paid to Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with this CLAUSE (a), or (B) applied to Lease Balance and any other amounts owed by Lessee under the Operative Documents in accordance with ARTICLE XVI.

          (b) In the event any part of the Leased Property becomes subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and, to the extent permitted by Applicable Laws, Lessee shall control the negotiations with the relevant Governmental Authority unless an Event of Default exists or such condemnation or requisition occurs during the Interim Term, in which case Lessor shall be entitled to control such negotiations; PROVIDED, that in any event, Lessor may participate at Lessor's expense (or if an Event of Default exists or such condemnation or requisition occurs during the Interim Term, at Lessee's expense) in such negotiations, PROVIDED, in all cases, that no settlement shall be made without Lessor's prior written consent, which will not be unreasonably withheld or delayed. Lessee shall give to Lessor such information and copies of such documents which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by ARTICLE XIII, and are in the possession of Lessee, as are reasonably requested by Lessor. If the proceedings relate to a Significant Condemnation, Lessee shall act diligently in connection therewith. Nothing contained in this SECTION 14.1(b) shall diminish Lessor's rights with respect to condemnation awards and property insurance proceeds under ARTICLES XIII or XIV.

          (c) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to SECTION 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to ARTICLES XVIII, XIX and XX.

          (d) If, pursuant to this ARTICLE XIV, this Lease shall continue in full force and effect following a Casualty or Condemnation, and provided that all insurance proceeds or condemnation proceeds received by Lessor have been made available to Lessee, Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Leased Property in accordance with this CLAUSE (d) Lessee shall pay the shortfall, unless such Casualty or Condemnation occurs during the Interim Term and did not arise as a result of, and is not related to, a Lessee Related Event, in which case Lessee's liability shall be as provided for in SECTION 14.1(e)), promptly and diligently repair any damage to the Leased Property caused by such Casualty or Condemnation in conformity with the requirements of SECTIONS 9.1 and 10.1 using the as-built Approved Plans and Specifications for the Leased Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Leased Property and all applicable

Requirements of Law) so as to restore the Leased Property to at least the same condition and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the Leased Property shall remain with Lessor subject to the terms of this Lease. Upon completion of such restoration, Lessee shall furnish to Lessor a Responsible Officer's Certificate to Lessor confirming that such restoration has been completed pursuant to this Lease.

          (e) Notwithstanding any provision to the contrary contained herein (including in ARTICLE XV), should a Casualty or Condemnation occur during the Interim Term, Lessee shall have no recourse liability to fund any shortfall in available insurance proceeds as required pursuant to SECTION 14.1(d) or to pay amounts to purchase the Leased Property in accordance with ARTICLE XV unless such shortfall, Casualty or Condemnation arose as a result of or was otherwise related to a Lessee Related Event, in which case the limitation on Lessee's liability set forth in this sentence shall not apply. Notwithstanding the foregoing, the limitation in this SECTION 14.1(e) shall not relieve Lessee of its obligations to repair, rebuild or reconstruct under SECTION 14.1(d) with any insurance proceeds, condemnation awards, and, if the Participants elect, additional amounts funded by the Participants. "LESSEE RELATED EVENT" shall mean any act or omission of Lessee (including in its capacity as Construction Agent) or any Construction Agency Person, including without limitation, any breach under any Operative Document (including the insurance provisions in ARTICLE XIII and in the Construction Agency Agreement) or Construction Document and, in any case, any fraud, misapplication of funds, illegal acts or willful misconduct by Construction Agent.

     SECTION 14.2. ENVIRONMENTAL MATTERS. At Lessee's sole cost and expense, Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate any Release which constitutes a Material Environmental Condition or an Environmental Violation with respect to the Leased Property which in either case arising or resulting from the acts or omissions of Guarantor, Lessee or any of their Affiliates or which any such Person has an obligation to respond, clean up or remediate under Applicable Laws.

     SECTION 14.3. NOTICE OF ENVIRONMENTAL MATTERS. Lessee shall promptly provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Violation or any Release on, at, under or from Leased Property, which violation or Release could require in excess of $100,000.00 in remediation costs, or which could result in the imposition of criminal penalties upon Lessor, Administrative Agent or any Participant (any such violation, claim, action, proceeding or Release, a "MATERIAL ENVIRONMENTAL CONDITION") All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within ten (10) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any such Material Environmental Condition. Lessee shall also promptly provide such detailed reports of any such Material Environmental Condition as may reasonably be requested by Lessor or Administrative Agent. Upon completion of remedial action of any such Material Environmental Condition by Lessee, Lessee shall cause to be prepared by an environmental consultant reasonably acceptable to Lessor and Administrative Agent a report describing the Material Environmental Condition and the actions taken by Lessee (or its agents) in response to such Material Environmental Condition, and a statement by the consultant that the Material Environmental Condition has been remedied in compliance in all material respects with applicable Environmental Law. Each Release constituting a Material Environmental Condition and any Environmental Violation shall be remedied prior to the Expiration Date unless the Leased Property has been purchased by Lessee in accordance with ARTICLE XV or SECTION 19.1. Nothing in this ARTICLE XIV shall reduce or limit Lessee's obligations elsewhere in this Lease or under the Participation Agreement.


                                   ARTICLE XV
                              TERMINATION OF LEASE

     SECTION 15.1. TERMINATION UPON CERTAIN EVENTS.

          (a)  If any of the following occurs with respect to the Leased
Property:

               (i)   a Significant Condemnation;

               (ii)  a Significant Casualty; or

               (iii) an Environmental Violation or Release, or the discovery of an Environmental Violation or Release, the cost of remediation of which in the reasonable judgment of Administrative Agent would exceed $100,000.00;

then, in any such event, Lessor may elect to terminate the Lease and, if such event occurs during the Interim Term, the Construction Agency Agreement, by giving written notice (a "TERMINATION NOTICE") to Lessee that, as a consequence of such event, the Lease and, if such event occurs during the Interim Term, the Construction Agency Agreement is to be terminated following satisfaction of the conditions set forth herein.

     (b) Following Lessee's receipt of the Termination Notice, unless SECTION 15.1(c) is applicable, Lessee shall be obligated to purchase Lessor's interest in the Leased Property on or prior to the next occurring Payment Date by paying Lessor an amount equal to the Purchase Amount.

     (c) If a Significant Condemnation or Significant Casualty occurs during the Interim Term for which the limitation on Lessee's recourse liability set forth in SECTION 14.1(e) applies, then, following Lessee's receipt of a Termination Notice and in lieu of the procedures set forth in SECTION 15.1(b) above, Lessee shall be obligated, on or prior to the next occurring Payment Date, either to (y) purchase Lessor's interest in the Leased Property and pay to Lessor the Purchase Amount (in which case Lessor shall, as set forth in SECTION 15.2(a), transfer to Lessee its interest in the Leased Property) or (z) deliver the Leased Property to Lessor, in which case SECTION 15.2(b) shall apply; provided, however, that if Lessee fails for any reason to comply with all of the requirements set forth in SECTION 15.2(b) in all material respects, Lessee shall instead be deemed to have elected to, and shall, purchase the Leased Property pursuant to SECTION 15.1(c)(y) above. Lessee acknowledges that an Environmental Violation or Release in which CLAUSE (iii) of SECTION 15.1(a) applies or a Significant Condemnation or Significant Casualty to which SECTION 14.1(e) is not applicable shall be subject to SECTION 15.1(b) rather than this SECTION 15.1(c).

     SECTION 15.2. TERMINATION PROCEDURES.

          (a) On the date of the payment by Lessee of the Purchase Amount in accordance with SECTION 15.1(b) or SECTION 15.1(c)(y) (such date, the "TERMINATION DATE"), this Lease shall terminate and, promptly following Lessor's receipt of such payment:

          (i) Lessor shall execute and deliver to Lessee at Lessee's cost and expense a warranty deed of any remaining interest of Lessor in the Leased Property and a discharge of mortgage with respect to this Lease, in each case in recordable form and otherwise in conformity with local custom and without representation and warranty except as to the absence of any Lessor Liens attributable to Lessor;

          (ii) the Leased Property shall be conveyed to Lessee "AS IS" and in its then present physical condition; and

          (iii) in the case of a termination pursuant to CLAUSE (i) or (ii) of
     SECTION 15.1(a), Lessor shall convey to Lessee any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Lease and, the Construction Agency Agreement theretofore received by Lessor or at the request of Lessee, to the extent actually received, such amounts shall be applied against sums due hereunder.

          (b) If SECTION 15.1(c) is applicable and Lessee elects not to purchase the Leased Property and instead elects to return the Leased Property as provided in SECTION 15.1(c)(z), Lessee shall, at its own cost and expense, do each of the following, upon the completion of which this Lease and the Construction Agency Agreement shall terminate:

          (i) Lessee shall execute and deliver to Lessor (or to Lessor's designee) (A) a special warranty deed with respect to its interest in the Leased Property containing representations and warranties of grantor to Lessor (or such other Person) regarding the absence of Liens (other than Permitted Liens of the type described in CLAUSES (iv), (v), and (vii) of the definition of "Permitted Liens"), (B) an assignment of Lessee's entire interest in the Leased Property (which shall include an assignment of all of Lessee's right, title and interest in and to all awards, compensation and insurance proceeds payable in connection with the applicable Significant Condemnation or Significant Casualty and, if requested by Lessor, an assignment of leases of the Leased Property), and (C) all other transfer requirements described in SECTION 21.1(iii), in each case in recordable form where appropriate for the type of document or instrument involved, and otherwise in conformity with local custom and free and clear of any Liens attributable to Lessee;

          (ii) Lessee shall pay over to Lessor all awards, compensation and insurance proceeds previously received by

     Lessee in connection with the applicable Significant Condemnation or Significant Casualty;

          (iii) Lessee shall execute and deliver to Lessor and Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens of the type described in CLAUSES (iv), (v), and (vii) of the definition of "Permitted Liens"), and shall execute and deliver to Lessor a statement of termination of this Lease;

          (iv) Lessee shall vacate the Leased Property and transfer possession of the Leased Property to Lessor or to any Person designated by Lessor, in each case by surrendering the same into the possession of Lessor or such Person, as the case may be, in the condition required by SECTION 21.1(iv) and in compliance with all Applicable Laws and Insurance Requirements; and

          (v) Lessee shall deliver to Lessor or to any Person designated by Lessor copies of all books and records regarding the maintenance of, and Lessee's interest in, the Leased Property, a current copy of the Approved Plans and Specifications, and an assignment of all assignable licenses necessary for the operation and maintenance of the Leased Property and any rights under the Construction Documents. Lessee shall, for a period of up to one (1) year after the applicable date of transfer hereunder, cooperate reasonably with Lessor and/or any Person designated by Lessor to receive the Leased Property, which cooperation shall include seeking and obtaining all necessary Governmental Action. The obligations of Lessee under this paragraph shall survive the expiration or termination of this Lease; and

          (vi) Lessee shall take any other acts and execute and deliver all such other documents reasonably deemed necessary by Lessor to cause any of the foregoing items in clause (i) through (v) to occur, it being understood that Lessee shall execute all such documents and take such acts as described in this SECTION 15.2 both in its capacity as "Lessee" and "Construction Agent."

                                   ARTICLE XVI
                                EVENTS OF DEFAULT

     SECTION 16.1. LEASE EVENTS OF DEFAULT. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "LEASE EVENT OF DEFAULT":

          (a)  the occurrence of a Payment Default; or

          (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent giving rise to a Lease Event of Default under CLAUSE (a) of this SECTION 16.1) due and payable within five (5) Business Days after receipt of notice thereof; or

          (c) the insurance required by ARTICLE XIII of this Lease is not maintained and in place for any reason; or

          (d) Lessee or Guarantor shall fail to observe or perform any material term, covenant or condition of Lessee under this Lease or any other Operative Document (other than those described in any other clause of this SECTION 16.1) and such failure shall have continued for thirty (30) days after the earlier of
(i) receipt by Lessee of notice thereof and (ii) notification by Lessee of such event pursuant to Section 7.1(d) of the Participation Agreement; PROVIDED, HOWEVER, that if such failure is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty (30)-day period, but such diligent efforts shall be properly commenced within such thirty
(30)-day cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional 90 days, but not to extend beyond the Expiration Date; or

          (e)  the occurrence of a Teletech Event of Default; or

          (f) a Construction Agency Event of Default shall have occurred and be continuing; or

          (g) Lessee shall fail to sell the Leased Property in accordance with and satisfy each of the terms, covenants, conditions and agreements set forth at ARTICLES XX and XXI in connection with and following its exercise of the Sale Option, including each of Lessee's obligations at SECTIONS 20.1 and 21.1; or

          (h) Any Operative Document or the security interest and lien granted under this Lease (except in accordance with its terms), in whole or in part, terminates, ceases to be effective or ceases to be the legal, valid and binding enforceable obligation of Lessee, Guarantor or any of their Affiliates, or Lessee, Guarantor or any such Affiliate, directly or indirectly, contests in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or the security interest and lien securing Lessee's or Guarantor's obligations under the Operative Documents, in whole or in part, ceases to be a perfected first priority security interest and lien.

     SECTION 16.2. REMEDIES. Upon the occurrence of any Lease Event of Default and at any time thereafter, Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Lease Event of Default, including the obligation of Lessee to purchase the Leased Property as set forth in SECTION 18.2 and any rights and remedies set forth in this Lease but subject to the rights of the Lessee to purchase the Leased Property pursuant to the terms and conditions and within the time periods as set forth in SECTION 18.1:

          (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as to any or all of the Leased Property as of the date specified in such notice; PROVIDED, HOWEVER, that no reletting, reentry or taking of possession of the Leased Property (or any portion thereof) by Lessor shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, and notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default and no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by Lessor;

          (b) Lessor may demand that Lessee, and Lessee shall upon any such demand of Lessor, return the Leased Property promptly to

Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, ARTICLES VII and IX and SECTION 8.3 and SECTION 14.2 hereof as if the Leased Property were being returned at the end of the Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and without prejudice to any other remedy which Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Laws, enter upon the Leased Property and take immediate possession of (to the exclusion of Lessee) the Leased Property or any part thereof and expel or remove Lessee, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for all reasonable costs and expenses incurred by Lessor and the Participants in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any necessary repairs made by Lessor;

          (c) Lessor may (i) sell all or any part of the Leased Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee (except that any Excess Sales Proceeds shall be payable to Lessee) with respect thereto (except to the extent required by CLAUSE (ii) below if Lessor shall elect to exercise its rights thereunder) in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated; and (ii) if Lessor shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as damages for loss of bargain and not as a penalty (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of
(1) the Lease Balance calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date), over (2) the net proceeds of such sale (that is, after deducting all reasonable costs and expenses incurred by Lessor or any Participant(s) incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

          (d) Lessor may, at its option, elect not to terminate this Lease with respect to the Leased Property and may continue to collect all Basic Rent, Supplemental Rent and all other amounts due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of the Leased Property by Lessee or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make the necessary repairs (and Lessee shall pay the reasonable costs of such repairs) in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to the Leased Property to be paid during that period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the next Payment Date;

          (e) Unless the Leased Property has been sold in its entirety, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time (subject to Lessee's prior performance in full under this clause) exercise any of its rights under CLAUSE (b), (c) or (d) with respect to the Leased Property or any portion thereof, demand, by written notice to Lessee specifying a date (a "TERMINATION DATE") not earlier than ten (10) days after the date of such notice, that Lessee purchase, on such Termination Date, the Leased Property (or any remaining portions thereof) in the manner provided in SECTION 18.2 and in accordance with the provisions of ARTICLE XXI;

          (f) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period(s), or Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

          (g) Lessor may retain and apply against the Lease Balance, or any other amounts payable under the Operative Documents, all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease; or

          (h) If an Event of Default shall have occurred and be continuing, Lessor, as a matter of right and with notice to Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Leased Property, and Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Leased Property unless such receivership is sooner terminated.

     To the maximum extent permitted by law, Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Leased Property or any interest therein.

     Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect Lessor's right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative

Documents to Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. In no event shall Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Leased Property), be deemed a "mortgagee in possession", and Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     SECTION 16.3. WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to SECTION 16.2, Lessee waives, to the fullest extent permitted by law,(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession;
(c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this ARTICLE XVI.

     SECTION 16.4. POWER OF SALE AND FORECLOSURE.

          (a) As it is the intent of the parties pursuant to ARTICLE XXIV that the transaction reflected in this Lease shall constitute a deed of trust financing as described therein, Lessee hereby grants a Lien, and Lessee does hereby irrevocably warrant, grant, bargain, sell, transfer, convey and assign the Leased Property to the Public Trustee of Arapahoe County, Colorado ("DEED OF TRUST TRUSTEE") IN TRUST FOREVER WITH POWER OF SALE for the benefit and security of Lessor, to secure all Obligations, and that, upon the occurrence of any Event of Default, Lessor shall have the power and authority, to the extent provided by law, to direct Deed of Trust Trustee, after proper notice and lapse of such time as may be required by law, to sell the Leased Property at the time and place of sale fixed by Deed of Trust Trustee in such notice of sale, either as a whole, or in separate lots or parcels or items and in such order it may elect, at auction to the highest bidder for cash in lawful money of the United States of America payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW DEED OF TRUST TRUSTEE TO TAKE THE LEASED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT, and upon the occurrence of a Lease Event of Default, Lessor, in lieu of or in addition to directing Deed of Trust Trustee to exercise any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Leased Property, or against Lessee on a recourse basis for the Lease Balance and all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Certificate Amounts, and all other amounts owing by Lessee under the Operative Documents with respect to the Leased Property or pursuant to the Operative Documents, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Leased Property, or for the enforcement of any other appropriate legal or equitable remedy.

          (b) Should Lessor elect to foreclose by exercise of the power of sale herein contained, Lessor shall notify Deed of Trust Trustee in the manner then required by law and shall deposit with Deed of Trust Trustee this Lease and the Instruments and such receipts and evidence of expenditures made and secured hereby as Deed of Trust Trustee may require.

Upon receipt of such notice of Lessor and at the direction of Lessor, Deed of Trust Trustee shall cause to be recorded, published and delivered such notices of default and notices of sale as may then be required by law and by this Lease. Deed of Trust Trustee shall, only at the direction of Lessor and without demand on Lessee, after such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Leased Property at the time and place of sale fixed by it in such notice of sale, either as whole or in separate lots or parcels or items as Lessor shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, or as otherwise may then be required by law. Deed of Trust Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Lessee, Deed of Trust Trustee or Lessor, may purchase at such sale. Deed of Trust Trustee may in the manner provided by law postpone sale of all or any portion of the Leased Property.

          (c) After deducting all costs, fees and expenses of Deed of Trust Trustee and of the trust created hereby, including costs of evidence of title in connection with sale and the payment of the Deed of Trust Trustee's fees actually incurred not to exceed the amount which may be provided for in this Lease, Deed of Trust Trustee shall apply the proceeds of sale, subject to
Section 5.3 of the Participation Agreement, in the following priority, to payment of: (i) first, all sums expended under the terms hereof, not then repaid, with accrued interest at the Overdue Rate; (ii) second, other sums then secured hereby; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

          (d) Subject to Applicable Laws, Deed of Trust Trustee may postpone sale of all or any portion of the Leased Property and the other Teletech Collateral by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

          (e) Upon the occurrence of an Event of Default hereunder, Lessor may proceed, in any sequence: (i) to exercise its rights hereunder with respect to all or any portion of the Leased Property and the other Teletech Collateral; and
(ii) to exercise its rights with respect to all or any portion of the Leased Property and the other Teletech Collateral which is personal property in accordance with the provisions of the UCC (defined below).

          (f) Subject always to the then existing rights, if any, of the Lessee under the Lease, Lessor may proceed to exercise all rights, privileges and remedies of Lessor under the Lease and may exercise all such rights and remedies either in the name of Lessee or in the name of Lessor for the use and benefit of Lessor.

     SECTION 16.5. ASSIGNMENT OF LEASES AND RENTS.

          (a) Lessee hereby absolutely assigns and transfers to Lessor the following:

               (i) All subleases, written or oral, now in existence or hereafter arising and all agreements in each case entered into by Lessee (or any person holding an interest in all or any portion of the Leased Property derived through Lessee's interest as lessee under the Lease) for the use and occupancy of all or any portion of the Leased Property together with all the right, power and authority of Lessee to alter, modify or change the terms of such leases or agreements or to surrender, cancel or terminate such leases or agreements together with any and all extensions and renewals thereof and any and all further leases or agreements upon all or any part of the Leased Property(collectively, the "SUBLEASES");

               (ii) Any and all guarantees of the lessee's (the "SUBLESSEE'S") obligations under any of such Subleases;

               (iii) The immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Lessee may now or shall hereafter (whether during any applicable period of redemption, or otherwise) become entitled or may demand or claim, arising or issuing from or out of the Subleases, or from or out of the Leased Property or any part thereof, including but not limited to: minimum rents, additional rents, percentage rents, parking maintenance charges or fees, tax and insurance contributions, proceeds of sale of electricity, gas, chilled and heated water and other utilities and services, deficiency rents and liquidated damages following a Sublease event of default or late payment of rent, premiums payable by any Sublessee upon the exercise of a cancellation privilege provided for in any Sublease and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Leased Property, together with any and all rights and claims of any kind which Lessee may have against any Sublessee under any Sublease or any subtenants or occupants of the Leased Property(all such money, rights and claims being hereinafter collectively called the "SUBRENTS"), LESS AND EXCEPTING THEREFROM, HOWEVER, any sums which by the express provisions of any Sublease are payable directly to any governmental authority or to any other person, firm or corporation other than the lessor under any Sublease or any person, firm or corporation which controls or is controlled by or is under common control with the lessor under any Sublease.

               (b) Lessee hereby constitutes and appoints Lessor the true and lawful attorney-in-fact, coupled with an interest, of Lessee, empowered and authorized in the name, place and stead of Lessee to demand, sue for, attach, levy, recover and receive all Subrents and any premium or penalty payable upon the exercise by any Sublessee under any Sublease of a privilege of cancellation originally provided in such Sublease and to give proper receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the indebtedness secured hereby selected by Lessor notwithstanding the fact that such portion of said indebtedness may not then be due and payable or that such portion of said indebtedness is otherwise adequately secured, and Lessee does hereby authorize and direct any such Sublessee to deliver such payment to Lessor, in accordance with this Lease, and Lessee hereby ratifies and confirms all that its said attorney, Lessor, shall do or cause to be done by virtue of the powers granted hereby. The foregoing appointment is irrevocable and continuing and such rights, powers and privileges shall be exclusive in Lessor, its successors and assigns, so long as any part of the obligations secured hereby remain unpaid or undischarged. A Sublessee need not inquire into the authority of Lessor to collect any Subrents, and its obligations to Lessee pursuant to the relevant Sublease shall be absolutely discharged to the extent of any payment to Lessor. Lessee hereby constitutes and appoints Lessor the true and lawful attorney-in-fact, coupled with an interest, of Lessee empowered and authorized in the name and stead of Lessee to subject and subordinate at any time and from time to time any Sublease or any part thereof to the lien and security interest of this Lease or any other mortgage, deed of trust or security agreement on the Leased Property, or to request or require such subordination, where such reservation, option or authority was reserved to Lessee under any such Sublease, or in any case where Lessee otherwise would have the right, power or privilege so to do. The foregoing appointment is irrevocable and continuing and such rights, powers and privileges shall be exclusive in Lessor, its successors and assigns so long as any part of the obligations secured hereby remain unpaid or undischarged, and Lessee hereby warrants that Lessee has not, at any time prior to the date hereof, exercised any such rights or assigned the right to do so.

               (c) So long as the obligations secured hereby remain unpaid and undischarged and unless Lessor otherwise consents in writing, the fee and the leasehold estates in and to the Leased Property shall not merge but shall always remain separate and distinct, notwithstanding the union of such estates either in Lessee, Lessor, any sublessee or any third party by purchase or otherwise.

               (d)  The acceptance by Lessor of the assignment provided in this
          SECTION 16.5(d), together with all of the rights, powers, privileges and authority created in this paragraph or elsewhere in this Lease, shall not, prior to entry upon and taking possession of the Leased Property by Lessor, be deemed or construed to constitute Lessor a "mortgagee in possession" nor thereafter or at any time or in any event obligate Lessor to appear in or defend any action or proceeding relating to the Subleases, the Rents or the Leased Property or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Sublease or to assume any obligation or responsibility for any security deposits or other deposits delivered to Lessee by any Sublessee and not assigned and delivered to Lessor, nor shall Lessor be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Leased Property.

     SECTION 16.6. GRANT OF SECURITY INTEREST. In addition to the Lien granted pursuant to SECTION 16.4, Lessee hereby grants a security interest to Lessor in the Teletech Collateral which constitutes tangible personal property. This Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code as enacted in the state in which the Leased Property is located ("UCC"), and if an Event of Default has occurred and is continuing, Lessor shall, in addition to all other rights available at law or equity, have all of the rights provided to a secured party under Article 9 of the UCC.

     SECTION 16.7. LIMITATION OF RECOURSE DURING THE INTERIM TERM. Notwithstanding any provision to the contrary contained in this ARTICLE XVI or in any provision of any of the other Operative Documents, prior to the Base Term Commencement Date, the aggregate amount payable by Lessee on a recourse basis under this ARTICLE XVI and under SECTION 18.2 as the result of a Lease Event of Default which is not a Full Recourse Construction Period Event of Default or otherwise payable directly by Lessee or Construction Agent on a recourse basis pursuant to Section 4.3(a) of the Participation Agreement shall be subject to the limitations on recourse liability set forth in Article XIV of the Participation Agreement.


                                  ARTICLE XVII
                             LESSOR'S RIGHT TO CURE

     SECTION 17.1. LESSOR'S RIGHT TO CURE LESSEE'S LEASE DEFAULTS. Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to), upon five (5) Business Days' prior written notice to Lessee (except in the case of a condition Lessor reasonably determines may be an emergency or a condition or event which if not promptly remedied may materially and adversely affect the Fair Market Value of the Leased Property, in which case only 24 hours' advance notice to Lessee shall be required), remedy any Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by ARTICLE XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Leased Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All reasonable out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.


                                  ARTICLE XVIII
                               PURCHASE PROVISIONS

     SECTION 18.1. EARLY AND END OF TERM PURCHASE OPTIONS.

          (a) Subject to the conditions contained herein and without limitation of Lessee's purchase obligation pursuant to SECTION 18.2, on (1) any Scheduled Payment Date following the second anniversary of the date that the Base Term Commencement Date has commenced with respect to all of the Leased Property and provided Lessee has not elected the Sale Option or (2) any Business Day after the occurrence and during the continuance of a Lease Event of Default of the types described in CLAUSE (ii) of the next sentence, Lessee may, at its option, purchase all of the Leased

Property (the "EARLY TERMINATION OPTION") at a price equal to the Purchase Amount. Lessee's right to purchase the Leased Property pursuant to this SECTION
18.1 shall terminate automatically and without notice upon (i) the occurrence of a Lease Event of Default arising as a result of an Insolvency Event, or (ii) upon the occurrence of any other Lease Event of Default, unless in the case of a Lease Event of Default described in this CLAUSE (ii) Lessee delivers a written notice of its election to exercise this option to purchase not less than three
(3) Business Days prior to the date of the purchase and consummates the purchase within fifteen (15) Business Days following the occurrence of such Event of Default. In order to exercise its option to purchase the Leased Property pursuant to this SECTION 18.1 and except as provided for in CLAUSE (ii) of the foregoing sentence, Lessee shall give to Lessor not less than ten (10) days' prior written notice of such election to exercise, which election shall be irrevocable when made. If Lessee exercises its option pursuant to this SECTION
18.1 then, upon Lessor's receipt of all amounts due in connection therewith, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Leased Property in accordance with the procedures set forth in SECTION 21.1, such transfer to be effective as of the date specified in the Purchase Notice.

          (b) PARTIAL SITE PURCHASE. In addition to Lessee's option to purchase the Leased Property as provided above, Lessee also shall have the option to purchase that portion of the Land (not to exceed three (3) acres) substantially identical to the real property depicted on EXHIBIT B attached hereto (the "RELEASE PARCEL") upon satisfaction of the following conditions: (i) No Event of Default shall have occurred, (ii) Lessee shall deliver to Lessor, Administrative Agent and the Participants an Appraisal setting forth the Fair Market Value (as separate and independent pieces of property) of the Release Parcel as of the date of purchase and the remaining portion of the Leased Property, (iii) the purchase price for the Release Parcel being purchased shall be equal to the product of (A) a fraction the numerator of which is the Fair Market Value of the portion being purchased as determined in such Appraisal, and the denominator of which is the Fair Market Value of the Release Parcel and the remaining portion of the Leased Property as determined in such Appraisal and (B) the Lease Balance, which purchase price shall be applied to the Lease Balance, (iv) the Release Parcel and the remaining portion of the Leased Property shall each constitute a legal parcel under Applicable Laws regarding subdivision, (v) the remaining portion of the Leased Property shall not be dependent upon the Release Parcel for services, utilities, parking or access unless perpetual easements have been granted for the benefit of the remaining portion of the Leased Property in form satisfactory to the Required Participants and otherwise in accordance with Applicable Laws regarding subdivision and zoning, (vi) any improvements situated on the remaining portion of the Leased Property shall be situated entirely on the remaining portion of the Leased Property and no portion of the improvements situated on the remaining portion of the Leased Property shall be situated on the portion of the Release Parcel, (vii) Lessee shall deliver to Lessor, Administrative Agent and the Participants a (x) Title Policy complying with the requirements of Section 6.1(n) of the Participation Agreement, or (y) endorsements to the existing Title Policies satisfactory to the Participants, in either case insuring, among other things, the continued lien priority of the Liens in favor of Administrative Agent and including endorsements with respect to the subdivision and zoning, (viii) Lessee shall execute and deliver such modifications, amendments or supplements to the Operative Documents to reflect the sale of the Release Parcel and the payment of the purchase price thereof as reasonably requested by Lessor or Administrative Agent.

     SECTION 18.2. ACCELERATION OF LEASED PROPERTY PURCHASE.

          (a) Lessee shall be obligated to purchase for an amount equal to the Purchase Amount Lessor's interest in all of the Leased Property (notwithstanding any prior election to exercise its Early Termination Option pursuant to SECTION 18.1) (i) automatically and without notice upon the occurrence of a Lease Event of Default resulting from an Insolvency Event, and (ii) as provided for in
SECTION 16.2(e) upon written demand of Lessor upon the occurrence of any other Lease Event of Default.

          (b) Any purchase under this SECTION 18.2 shall be in accordance with the procedures for transfer set forth in SECTION 21.1.


                                   ARTICLE XIX
                               END OF TERM OPTIONS

     SECTION 19.1. END OF TERM OPTIONS. At least two hundred seventy (270) days before the scheduled expiration date of the Term, Lessee shall, by delivery of written notice to Lessor and each Agent, exercise one of the following options:

     (a) Renew this Lease with respect to the Leased Property for an additional one-year term (each, a "LEASE RENEWAL TERM") on the terms and conditions set forth herein and in the other Operative Documents (the "RENEWAL OPTION"); PROVIDED, HOWEVER, that the Renewal Option shall not be available during the second Lease Renewal Term; or

     (b) Purchase for cash for the Purchase Amount all of the Leased Property on the last day of the Term (the "PURCHASE OPTION"); and if Lessee shall have elected to purchase the Leased Property, Lessor shall, upon the payment to Lessor of the Purchase Amount then due and payable by Lessee under the Operative Documents, transfer all of Lessor's right, title and interest in and to the Leased Property pursuant to SECTION 21.1; or

     (c) Sell all of the Leased Property on behalf of Lessor for cash to a single purchaser not in any way affiliated with Lessee, any of its Affiliates on the last day of the Term (the "SALE OPTION"). Lessee's right to sell the Leased Property pursuant to the Sale Option shall be conditioned upon and subject to the fulfillment by Lessee of each of the terms and conditions set forth in
ARTICLE XX.

     SECTION 19.2. ELECTION OF OPTIONS. To the extent that the Renewal Option is available, unless Lessee shall have affirmatively elected in accordance herewith the Purchase Option or the Sale Option, Lessee shall be deemed to have elected the Renewal Option. If the Renewal Option is no longer available, unless Lessee shall have (a) affirmatively elected the Sale Option within the time period provided for in SECTION 19.1 and (b) satisfied each of the requirements in ARTICLES XX and XXI, Lessee shall be deemed to have elected the Purchase Option. In addition, the Sale Option shall automatically be revoked if there exists a Lease Default, Lease Event of Default, Significant Casualty or Significant Condemnation at any time after the Sale Option is properly elected or Lessee fails to comply with each of the terms and conditions set forth at ARTICLES XX and XXI (including Lessee's obligation to sell the Leased Property in accordance with the terms and conditions set forth at ARTICLES XX and XXI, on the last day of the Term) and Lessor shall be entitled to exercise all rights and remedies provided in ARTICLE XVI. Lessee may not elect the Sale Option if there exists on the date the election is made a Default, an Event of Default, Significant Casualty or Significant Condemnation. Any election by Lessee pursuant to SECTION
19.1 shall be irrevocable at the time made.

     SECTION 19.3. RENEWAL OPTIONS. The exercise of any Renewal Option by Lessee shall be subject to satisfaction of the following conditions:

          (i) on the Expiration Date then in effect no Lease Event of Default or Lease Default shall have occurred and be continuing, and on the date Lessee gives notice of its exercise of the Renewal Option, no Lease Event of Default or Lease Default shall have occurred and be continuing; and

          (ii) Lessee shall not have exercised the Sale Option or the Purchase Option.

Lessee's exercise of a Renewal Option shall be deemed to be a representation by Lessee that on both the Expiration Date then in effect and the date Lessee gives notice of its exercise of the Renewal Option, no Event of Default or Lease Default shall have occurred and be continuing.


                                   ARTICLE XX
                                   SALE OPTION

     SECTION 20.1. SALE OPTION PROCEDURES. Lessee's effective exercise and consummation of the Sale Option with respect to the Leased Property shall be subject to the due and timely fulfillment of each of the following provisions as to the Leased Property as of the dates set forth below.

          (a) Lessee shall have given to Lessor and Lenders written notice of Lessee's exercise of the Sale Option in accordance with SECTION 19.1.

          (b) Prior to the Expiration Date, Lessee shall furnish to Lessor, Administrative Agent, the Participants and, the independent purchaser hereunder a reasonably current Environmental Audit dated no earlier than forty-five (45) days prior to the Expiration Date and addressed to each such party. Such Environmental Audit shall be prepared by an environmental consultant selected by Lessor in Lessor's discretion and shall contain conclusions satisfactory to the Participants and such purchaser as to the environmental status of the Leased Property. If any such Environmental Audit indicates any exceptions, Lessee shall take such remedial action as shall be necessary to enable delivery, and Lessee shall cause to be delivered prior to the

Expiration Date, a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Laws.

          (c) Lessor shall at Lessee's expense be entitled to perform such investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance of the Leased Property required by this Lease and as to the compliance of the Leased Property with Applicable Laws and regulations including Environmental Laws, as it deems appropriate. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Leased Property and the condition required under this Lease, such repair or remediation to be completed not later than the Expiration Date.

          (d) No Event of Default or Default shall exist on or at any time following the date of the exercise of the Sale Option.

          (e) On the date of Lessee's election of the Sale Option and upon surrender of the Leased Property, (i) the Leased Property shall be in the condition required by SECTION 9.1 and (ii) Lessee shall have completed or caused to be completed all Financed Improvements, in accordance with the Approved Plans and Specifications, and Modifications commenced prior to the Expiration Date, and Lessee shall have caused to be completed prior to the Expiration Date the repair and rebuilding of the affected portions of the Leased Property suffering a Casualty or Condemnation.

          (f) Lessee shall, as nonexclusive agent for Lessor, diligently pursue efforts to obtain the highest cash purchase price for the Leased Property. Lessee shall be responsible for hiring brokers and making the Leased Property available for inspection by prospective purchasers, and all marketing of the Leased Property shall be at Lessee's expense. Lessee shall promptly upon request permit inspection of the Leased Property and any Leased Property Records by Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Leased Property to any purchaser.

          (g) Lessee shall diligently pursue efforts to procure bids from one or more bona fide prospective purchasers to purchase the Leased Property.

          (h) Lessee shall submit all bids to Lessor and the Participants, and Lessor shall have the right to review the same and to submit any one or more bids. All bids shall be on an all-cash basis unless Lessor and the Required Participants shall otherwise agree in their sole discretion. In the event Lessee receives any bid, Lessee shall within five (5) Business Days after receipt thereof, and at least twenty (20) Business Days prior to the Lease Expiration Date, certify to Lessor in writing the amount and terms of such bid, the name and address of the party (who shall not be Lessee, Guarantor or any Lessee Group Affiliate or any Person with whom Lessee, Guarantor or any Lessee Group Affiliate has an understanding or arrangement regarding the future use, possession or ownership of the Leased Property), but who may be a Participant, any Affiliate thereof, or any Person contacted by any Participant (other than any Person referred to in the foregoing parenthetical clause) submitting such bid. If the Gross Proceeds to which Lessee desires to accept is less than the Lease Balance, Lessee's rights hereunder shall be further conditioned upon demonstrating that such proposed bid is for an amount at least equal to the Fair Market Value of the Leased Property as established by the Appraisal described at
SECTION 20.1(m) below. All bids shall be on an all-cash basis unless the Required Participants, each Agent and Lessee shall otherwise agree.

          (i) In connection with any such sale of Leased Property, Lessee shall provide to the purchaser all customary seller's indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of such Leased Property. Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Laws in order to carry out and complete the transfer of the Leased Property. As to Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by Lessor, other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to Lessor's rights hereunder and shall be in form and substance reasonably satisfactory to Lessor.

          (j) Lessee shall pay or cause to be paid directly, and not from the sale proceeds, any prorations, credits, costs, Impositions and expenses of or arising from the sale of the Leased Property, whether incurred by Lessor or Lessee, including the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, Lessor's reasonable attorneys' fees, Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer and document taxes and Impositions.

          (k) On the Lease Expiration Date, Lessee shall pay to Lessor (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to (i) the Sale Option Recourse Amount PLUS (ii) all accrued and unpaid Rent (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date for the Leased Property, in the type of funds specified in SECTION 3.4 hereof.

          (l) Lessee shall pay to Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to Article XIII of the Participation Agreement.

          (m) Upon consummation of a sale of the Leased Property, Lessee shall pay directly to Lessor the gross proceeds (the "GROSS PROCEEDS") of such sale (I.E., without deduction for any marketing, closing or other costs, prorations or commissions); PROVIDED, HOWEVER, that if the sum of (x) the Gross Proceeds from such sale PLUS (y) the Sale Option Recourse Amount received by Lessor pursuant to CLAUSE (j)(i) PLUS (z) amounts received by Lessor pursuant to
Section 13.3 of the Participation Agreement exceeds the Lease Balance for the Leased Property as of such date, then the excess shall be paid to Lessee on such Expiration Date.

          (n) If the bid that Lessee proposes to accept and which Lessee submits pursuant to SECTION 20.1(g) is for an amount less than the Lease Balance, then Lessor shall promptly following the receipt of such bid, engage an appraiser, reasonably satisfactory to the Participants and Lessee, at Lessee's expense, to determine (by appraisal methods reasonably satisfactory to the Required Participants) the Fair Market Value of the Leased Property as of (i) the Expiration Date and (ii) the first day of any Lease Renewal Term in which the Sale Option is elected. The Appraiser's conclusion relating to the first day of the Lease Renewal Term shall be used in calculating the "Recourse Deficiency Amount." A copy of such appraisal shall be delivered to each of the Participants not later than five (5) Business Days prior to the Expiration Date. The appraiser shall be instructed to assume that the Leased Property is in the condition required by and has been maintained in accordance with this Lease.

     If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above with respect to the Leased

Property, including Lessee's obligation at Section 20.1(g) to accept a bid for not less than the Fair Market Value of the Leased Property and sell the Leased Property on the Expiration Date, then Lessor shall declare by written notice to Lessee the Sale Option to be null and void (whether or not it has been theretofore exercised by Lessee), in which event all of Lessee's rights under this SECTION 20.1 shall immediately terminate and Lessee shall be obligated to purchase the Leased Property pursuant to SECTION 18.2 on the Expiration Date.

     Except as expressly set forth herein, Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of the Leased Property.

     SECTION 20.2. CERTAIN OBLIGATIONS CONTINUE. During the period following Lessee's exercise of the Sale Option, the obligation of Lessee to pay Rent with respect to the Leased Property (including the installment of Rent due on the Expiration Date for the Leased Property) shall continue undiminished. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this ARTICLE XX.


                                   ARTICLE XXI
        PROCEDURES RELATING TO PURCHASE OR SALE OPTION; SUPPLEMENTAL RENT

     SECTION 21.1. PROVISIONS RELATING TO CONVEYANCE OF THE LEASED PROPERTY UPON PURCHASE BY LESSEE, SALES OR CERTAIN OTHER EVENTS.

          (a) In connection with any termination of this Lease and purchase of the Leased Property by Lessee in accordance with this Lease, then, upon the date on which this Lease is to terminate with respect to the Leased Property and upon tender by Lessee of the amounts set forth in ARTICLE XV, SECTIONS 16.2(e), 18.1,
18.2 or 19.1(b), as applicable:

               (i) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense a warranty deed of Lessor's interest in the Leased Property in recordable form and otherwise in conformity with local custom and without representation and warranty except as to the absence of any Lessor Liens attributable to Lessor;

               (ii) the Leased Property shall be conveyed to Lessee "AS IS" and in its then present physical condition; and

               (iii) Lessor shall execute and deliver to Lessee and, if requested by Lessee, Lessee's title insurance company, an affidavit as to the absence of Lessor Liens attributable to Lessor and shall execute and deliver to Lessee a statement of termination of this Lease to the extent such Operative Document relates to the Leased Property, but not with respect to any term or condition which is meant to survive termination, and shall use its best efforts to cause Administrative Agent to execute and deliver a release of the Deed of Trust relating to the Leased Property, a release of the Assignment of Leases and Rents, releases of any Liens created by the Operative Documents attributable to Administrative Agent, and termination statements for any financing statements which are then of record naming Administrative Agent as the secured party.

     (b) If Lessee properly exercises the Sale Option, then Lessee shall, on the Expiration Date, and at its own cost, transfer possession of the Leased Property to the independent purchaser(s) thereof in the case of a sale by surrendering the same into the possession of such purchaser, free and clear of all Liens (other than Permitted Liens of the types described in clauses (iii), (v), (vi), (vii) and (viii) of the definition of Permitted Liens, in the condition required by SECTION 20.1(d) and in compliance with Applicable Laws and the provisions of this Lease, and the Lessee shall execute and deliver to the purchaser, at the Lessee's cost and expense, a special warranty deed, a bill of sale with respect to any personal property, in each case in recordable form and otherwise in conformity with local custom and free and clear of all Liens other than Permitted Liens of the types described in clauses (iii), (v), (vi), (vii) and (viii) of the definition of Permitted Liens; Lessee shall execute and deliver to the purchaser and the purchaser's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens), and such other affidavits and certificates reasonably requested by any title insurance company insuring title to the Leased Property, as well as a FIRPTA affidavit, and an instrument in recordable form declaring Lessee's rights under this Lease to be terminated on the date of closing of the sale of the Leased Property; Lessee shall, on and within a reasonable time before and up to one year after such sale of the Leased Property, cooperate reasonably with the Lessor and any purchaser of the Leased Property in order to facilitate the purchase and use by such purchaser of the Leased Property, which cooperation shall include the following, all of which Lessee shall do on or before such sale, or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of the Leased Property and all know-how, data and technical information relating thereto, granting or assigning all licenses necessary for the ownership, use and maintenance of the Leased Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.


                                  ARTICLE XXII
                             ACCEPTANCE OF SURRENDER

     SECTION 22.1. ACCEPTANCE OF SURRENDER. No surrender to Lessor of this Lease or of the Leased Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and the Trust Agreement and termination of the Commitments, the Participants, and no act by Lessor or the Participants or any representative or agent of Lessor or the Participants, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                  ARTICLE XXIII
                               NO MERGER OF TITLE

     SECTION 23.1. NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby solely by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee interest in the Leased Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in Lessor.

                                  ARTICLE XXIV
                              INTENT OF THE PARTIES

     SECTION 24.1. NATURE OF TRANSACTION. It is the intention of the parties that:

          (a) the Overall Transaction (including, without limitation, the transactions and activities during the Interim Term referred to or contemplated by the Construction Agency Agreement), constitutes an operating lease from Lessor to Lessee for purposes of Lessee's and Guarantor's financial reporting, including, without limitation, under Financial Accounting Standards Board Statement No. 13;

          (b) for federal and all state and local income and transfer taxes and for purposes of bankruptcy, insolvency, conservatorship and receivership law (including the substantive law upon which bankruptcy, conservatorship and insolvency and receivership proceedings are based) and real estate and Uniform Commercial Code purposes:

               (i) the Overall Transaction (including, without limitation, the transactions and activities during the Interim Term referred to or contemplated by the Construction Agency Agreement), constitute a financing by the Participants to Lessee and preserves beneficial ownership in the Leased Property in Lessee, Lessee will be entitled to all tax benefits ordinarily available to owners of property similar to the Leased Property for tax purposes (including, without limitation, depreciation) and the obligations of Lessee to pay Basic Rent shall be treated as payments of interest to the Participants, and the payment by Lessee of any amounts in respect of the Lease Balance shall be treated as payments of principal to the Participants;

               (ii) in order to secure the obligations of Lessee now existing or hereafter arising under any of the Operative Documents, this Lease creates, and Lessee hereby grants, conveys, assigns, mortgages and transfers a security interest or a lien, as the case may be, in the Leased Property and the other Teletech Collateral, and Lessee does hereby irrevocably GRANT, BARGAIN, SELL, ALIEN, REMISE, RELEASE, CONFIRM AND CONVEY to Deed of Trust Trustee, and for the benefit of Lessor and the Participants, a Lien, deed of trust and mortgage on all right, title and interest of Lessee in and to the Leased Property and the Land; and

               (iii) the Deed of Trust creates Liens and security interests in the Mortgaged Property in favor of Administrative Agent for the benefit of all of the Participants to secure Lessee's payment and performance of the Obligations.

Nevertheless, Lessee acknowledges and agrees that none of Lessor, Administrative Agent, Arranger or any Participant has made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents or any aspect of the Overall Transaction and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents and the Overall Transaction as it deems appropriate; provided, however, none of the Lessor, any Agent, Arranger or any Participant shall treat the Overall Transaction for federal or state tax purposes other than as a financing preserving beneficial ownership in the Leased Property in the Lessee in the manner described in this SECTION 24.1(b).

          (c)  Specifically, but without limiting the generality of SUBSECTION
(b) of this SECTION 24.1, Lessor and Lessee further intend and agree that, with respect to that portion of the Leased Property constituting personal property, for the purpose of securing Lessee's obligations for the repayment of the above-described loans from Lessor and the Participants to Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the conveyance provided for hereby shall be deemed to be a grant by Lessee to Lessor, for the benefit of the Participants, of a mortgage, lien and security interest in all of Lessee's present and future right, title and interest in and to such portion of the Leased Property, including but not limited to Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Leased Property unto Lessor, for the benefit of the Participants; (iii) the possession by Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 4-9-305 of the Uniform

Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Laws. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Leased Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Laws and will be maintained as such throughout the Term.


                                   ARTICLE XXV
                                  MISCELLANEOUS

     SECTION 25.1. SURVIVAL; SEVERABILITY; ETC. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in ARTICLES XIV, XV, XVIII, XIX or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

     SECTION 25.2. AMENDMENTS AND MODIFICATIONS. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by Lessor and Lessee.

     SECTION 25.3. NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

     SECTION 25.4. NOTICES. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of,
Section 14.3 of the Participation Agreement.

     SECTION 25.5. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 25.6. HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 25.7. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 25.8. GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 25.9. HIGHEST LAWFUL RATE. All obligations of Lessee to make payments hereunder or in connection with any transaction contemplated hereby shall be subject to the provisions of Section 4.6 of the Participation Agreement.

     SECTION 25.10. ORIGINAL LEASE. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED

COUNTERPART" on the signature page thereof and containing the receipt thereof of Administrative Agent, on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 25.11. LIMITATIONS ON RECOURSE. The parties hereto agree that, except as specifically set forth in the Lease or in any other Operative Document, Bank shall have no personal liability whatsoever to Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the Overall Transaction; PROVIDED, HOWEVER, that Bank shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for any Tax based on, with respect to or measured by any income, fees, commission, compensation or other amounts received by it as compensation for services (including for acting as Lessor) or otherwise under, or as contemplated by, the Operative Documents, (c) Lessor Liens on the Leased Property which are attributable to it, (d) for its representations and warranties made in its individual capacity in the Participation Agreement or in any certificate or documents delivered pursuant thereto, (e) for its failure to perform any of its covenants and agreements set forth in the Participation Agreement or any other Operative Document, and (f) as otherwise expressly provided in the Operative Documents.

     SECTION 25.12. NOTICE OF POTENTIAL CLAIMANTS. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to either Premises or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, NOR ANY PARTICIPANT, CERTIFICATE TRUSTEE, NOR ADMINISTRATIVE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PREMISES OR ANY PART OR PORTION THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, CERTIFICATE TRUSTEE, ADMINISTRATIVE

AGENT OR ANY PARTICIPANT IN AND TO ALL OR ANY PORTION OF THE LEASED PROPERTY.

     SECTION 25.13. CONSTRUCTION LOAN. This Lease is a construction deed of trust under the Uniform Commercial Code, to secure an obligation incurred for the construction of an improvement on land. Any materials, equipment or supplies used or intended for use in the construction, development, or operation of the Leased Property, whether stored on or off the Leased Property, shall also be subject to the lien of this Lease and Lessee, or Lessee's contractor if loan proceeds are paid to such contractor, shall apply the loan proceeds to the payment of lawful claims for labor and material furnished for such construction.

     SECTION 25.14. FUTURE ADVANCES. This instrument will be deemed given to secure not only existing financing but also future advances of up to $26,665,000 made pursuant to or as provided in the Operative Documents, whether such advances are obligatory or to be made at the option of the Participants or Lessor, or otherwise to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Nothing contained herein shall be deemed an obligation to make future advances to the Lessee.

                                  [END OF PAGE]
                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.


                                       TELETECH SERVICES CORPORATION, as
                                       Lessee


                                       By: /s/ James Kaufman
                                          --------------------------------
                                       Name: James Kaufman
                                            ------------------------------
                                       Title: SVP
                                             -----------------------------



                                       STATE STREET BANK AND TRUST COMPANY OF
                                       CONNECTICUT, NATIONAL ASSOCIATION, not
                                       in its individual capacity, but solely
                                       as Trustee under the Trust Agreement
                                       dated as of March 1, 2000, as Lessor and Beneficiary


                                       By: /s/ Thomas Belamarich
                                          --------------------------------
                                       Name: Thomas Belamarich
                                            ------------------------------
                                       Title: Assistant Secretary
                                             -----------------------------

                                       Payment Office:

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Administrative Agent


By: /s/ Nancy M. Dahl
   --------------------------------
Name: Nancy M. Dahl
     ------------------------------
Title: VP
      -----------------------------

STATE OF COLORADO        )
                         )        SS.:
COUNTY OF _____________  )

     The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of _____________, State of Colorado, this _____ day of ____________, 2000, by _____________________________, as ________________ of
TELETECH SERVICES CORPORATION, a Colorado corporation.


[Notarial Seal]
                                       -----------------------------
                                       Notary Public


My commission expires:
                      -----------------

STATE OF CONNECTICUT     )
                         )  SS.:
COUNTY OF _____________  )


     The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of ___________, State of Connecticut, this _____ day of ____________, 2000, by ______________________________, as ____________________
of STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association.



[Notarial Seal]
                                       -----------------------------
                                       Notary Public


My commission expires:
                      -----------------

                                   Appendix 1

                                  (Definitions)

                                (To be attached)

                               EXHIBIT A TO LEASE


                            LEGAL DESCRIPTION OF LAND




PARCEL A:

LOT 1, BLOCK 1, KELMORE PARK WEST FILING NO. 2, AS AMENDED BY AFFIDAVIT OF CORRECTION RECORDED DECEMBER 22, 1997 UNDER RECEPTION NO. A7162368, COUNTY OF ARAPAHOE, STATE OF COLORADO.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS TO AND FROM DRY CREEK ROAD OVER AND ACROSS THE "ACCESS EASEMENT AREA" AS DEFINED AND AS SET FORTH IN EASEMENT AND RESTRICTION AGREEMENT RECORDED JULY 15, 1997 UNDER RECEPTION NO. A7085466.